UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting of Shareholders on Wednesday, May 21, 2025. As of March 24, 2025, the record date for the meeting, 54,202,256 shares of Company common stock were issued and outstanding. A quorum of 49,747,173 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025.
(1)    Election of the five persons named below as Class III members of the Board of Directors of the Company to serve until the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Michael L. Battles	46,961,053	672,802	2,113,318
Eric W. Gerstenberg	46,933,896	699,959	2,113,318
Andrea Robertson	42,858,925	4,774,930	2,113,318
Lauren C. States	46,694,364	939,491	2,113,318
Robert J. Willett	46,487,144	1,146,711	2,113,318
(2)    Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in the 2025 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
45,553,330	2,041,241	39,284	2,113,318
(3)    Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
48,547,564	1,171,726	27,883	—
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
104	The cover page to this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

May 21, 2025	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer
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